UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2016

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

_________________________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure

On October 24, 2016, Tutor Perini Corporation (the “Company”) announced that it intends to offer, subject to market and other customary conditions, $500.0 million in aggregate principal amount of Senior Notes due 2024 (the “notes”) in a private offering. The notes will be senior unsecured obligations of the Company and will be guaranteed by certain of its subsidiaries.

The Company intends to use the net proceeds from the proposed offering, together with borrowings under a new revolving credit facility, to redeem all of its outstanding 7.625% Senior Notes due 2018 (the “2018 Notes”), to pay off its existing term loan and existing revolver and to pay related transaction fees and expenses.

The Company intends to redeem all of the outstanding 2018 Notes pursuant to the indenture governing the 2018 Notes, at a redemption price equal to 100% of the principal amount thereof (or $1,000 per $1,000 in principal amount), plus accrued and unpaid interest to the date of redemption.

The notes and related guarantees are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The notes and related guarantees have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes and related guarantees in any state in which such officer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding the Company’s intentions, expectations or beliefs regarding the notes offering and the use of proceeds therefrom. The Company’s current expectations and beliefs are expressed in good faith and the Company believes there is a reasonable basis for them. There can be no assurance, however, that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Item 9.01Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Date: October 24, 2016	By:	/s/ Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer